Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5

AMENDMENT NO. 5 (this “Amendment No. 5”), dated as of March 4, 2014, to that certain Credit Agreement, dated as of June 1, 2011 and as amended by Amendment No. 1 dated as of August 8, 2012, the Additional Credit Extension Amendment dated as of August 13, 2012, Amendment No. 2 dated as of November 6, 2012, Amendment No. 3 dated as of February 15, 2013, the Additional Credit Extension Amendment dated as of February 20, 2013 and Amendment No. 4 dated as of June 3, 2013, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent,” respectively), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and GOLDMAN SACHS BANK USA, as Co-Syndication Agents, MORGAN STANLEY SENIOR FUNDING, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).

W I T N E S S E T H:

WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

WHEREAS, (i) each Amendment No. 5 Consenting Lender (as defined in Exhibit A) has agreed, on the terms and conditions set forth herein, (x) to have the entire principal amount (or such lesser amount as permitted by the Borrower in consultation with the Arrangers) of its outstanding Series B Tranche B Term Loans, if any, converted into a like principal amount of a Series D Tranche B Term Loan or a Series E Tranche B Term Loan (each as defined in Exhibit A) effective as of the Amendment No. 5 Effective Date (as defined below) and (y) to have the entire principal amount (or such lesser amount as permitted by the Borrower in consultation with the Arrangers) of its outstanding Series C Tranche B Term Loans, if any, converted into a like principal amount of a Series D Tranche B Term Loan or a Series E Tranche B Term Loan effective as of the Amendment No. 5 Effective Date (as defined below) and (ii) if not all Tranche B Lenders are Amendment No. 5 Consenting Lenders, (x) the Additional Series D Tranche B Term Lender has agreed to make an additional Series D Tranche B Term Loan in a principal amount equal to the outstanding principal amount of Series B Tranche B Term Loans held on the Amendment No. 5 Effective Date by Lenders that are not Amendment No. 5 Consenting Lenders, the proceeds of which shall be applied to repay in full the Series B Tranche B Term Loans of such non-consenting Lenders and (y) the Additional Series E Tranche B Term Lender has agreed to make an additional Series E Tranche B Term Loan in a principal amount equal to the outstanding principal amount of Series C Tranche B Term Loans held on the Amendment No. 5 Effective Date by Lenders that are not Amendment No. 5 Consenting Lenders, the proceeds of which shall be applied to repay in full the Series C Tranche B Term Loans of such non-consenting Lenders;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE.  Amendments.  The Credit Agreement is, effective as of the Amendment No. 5 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.  The Lenders hereby also consent to such amendments to the Security Documents as are contemplated by the Credit Agreement (as amended hereby).  Any previously issued Notes, if any, evidencing (x) Converted Series B Tranche B Term Loans are amended to reflect the terms and conditions evidencing the Series D Tranche B Term Loans or Series E Tranche B Term Loans, as applicable, and (y) Converted Series C Tranche B Term Loans are amended to reflect the terms and conditions evidencing the Series D Tranche B Term Loans or the Series E Tranche B Term Loans, as applicable.

SECTION TWO.  Conditions to Effectiveness.  This Amendment No. 5 shall become effective as of the date (the “Amendment No. 5 Effective Date”) when, and only when, the following conditions have been satisfied:

(i)            this Amendment No. 5 shall have been executed and delivered by the Borrower, Holdings, the other Loan Parties, the Required Lenders and the Administrative Agent;

(ii)           (x) the Administrative Agent, the Borrower and the Additional Series D Tranche B Term Lender (as defined in Exhibit A) shall have entered into the Additional Series D Tranche B Term Joinder Agreement and (y) the Administrative Agent, the Borrower and the Additional Series E Tranche B Term Lender (as defined in Exhibit A) shall have entered into the Additional Series E Tranche B Term Joinder Agreement;

(iii)          the Administrative Agent shall have received copies of the resolutions of the board of directors (or authorized committee thereof) of (x) Holdings, (y) the Borrower and (z) each Subsidiary Loan Party approving and authorizing the execution, delivery and performance of this Amendment No. 5, certified as of the Amendment No. 5 Effective Date by the corporate secretary or an assistant secretary thereof as being in full force and effect without modification or amendment;

(iv)          the Administrative Agent shall have received a legal opinion dated the Amendment No. 5 Effective Date from Dechert LLP in form and substance reasonably satisfactory to the Arrangers and the Administrative Agent;

(v)           the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof (both before and after giving effect to the effectiveness of Amendment No. 5) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that the sol vency representation will be deemed to have been made on the Amendment No. 5 Effective Date after giving effect to the effectiveness of Amendment No. 5);

(vi)          to the extent not previously delivered, each Additional Series D Tranche B Term Lender, each Additional Series E Tranche B Term Lender and the Administrative Agent shall have received at least 3 business days prior to the date hereof all documentation and other information about the Borrower and the Subsidiary Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act that has been requested in writing at least 5 business days prior to the date hereof;

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(vii)         the Administrative Agent shall have received a Borrowing Request in respect of (x) the Series D Tranche B Term Loans and (y) the Series E Tranche B Term Loans, in each case as required by Section 2.03 of the Credit Agreement;

(viii)        immediately prior to and after giving effect to the effectiveness of Amendment No. 5, no Default has occurred or is continuing or shall result from the effectiveness of Amendment No. 5;

(ix)          the Administrative Agent shall have received payment of all fees and out-of-pocket expenses required to be paid or reimbursed by Borrower as separately agreed by Borrower and J.P. Morgan Securities LLC (“J.P. Morgan”) and Goldman Sachs Lending Partners LLC (“Goldman”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), Wells Fargo Securities, LLC (“Wells”) and RBC Capital Markets, LLC (“RBC” and together with J.P. Morgan, Goldman, ML, MS and Wells, collectively, the “Arrangers”), and reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document, in each case to the extent such out-of-pocket expenses have been invoiced; and

(x)           to the extent not previously delivered, (i) the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance, if applicable, duly executed by the Borrower and each Loan Party relating thereto) and (ii) the Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.07 of the Credit Agreement including, without limitation, flood insurance policies (to the extent required in order to comply with applicable law) and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance reasonably satisfactory to the Administrative Agent;

SECTION THREE.  Representations and Warranties.  In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 5, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment No. 5, and both before and after giving effect to the transactions contemplated by this Amendment No. 5:

(a)           no Default or Event of Default has occurred and is continuing;

(b)           the entry into this Amendment No. 5 by (x) Holdings, (y) the Borrower and (z) each other Loan Party has been duly authorized by all necessary corporate or other action of each such entity; and

(c)           each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date).

SECTION FOUR.  Post-Closing Covenant.  Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Loan Document, Borrower hereby agrees with the Administrative Agent to deliver, on or before the date that is:

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i.                                          30 days after the Amendment No. 5 Effective Date (or such longer period of time as may be agreed by the Administrative Agent in its sole discretion), with respect to each Mortgaged Property:

(A)              an amendment to each existing Mortgage (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent and otherwise approved by the applicable local counsel for filing in the appropriate jurisdiction; and

(B)              with respect to each Mortgage Amendment, a datedown endorsement to each existing mortgage title policy (if such endorsement is not available in the jurisdiction, a title search and modification endorsement in lieu thereof) (each, a “Datedown Endorsement,” collectively, the “Datedown Endorsements”) relating to the Mortgaged Property subject to such Mortgage insuring the Administrative Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties and that there are no Liens of record in violation of the provisions of the Loan Documents, and such Datedown Endorsement shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION FIVE.  Reference to and Effect on the Loan Documents.  On and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 5.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 5, are and shall continue to be in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION SIX.  Reaffirmation.  Each Loan Party (x) hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 5 and the transactions contemplated hereby, (y) by its signature below, hereby affirms and confirms (a) its obligations under each of the Loan Documents to which it is a party, and (b) the pledge of and/or grant of a security interest in its assets which are Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents and (z) acknowledges and agrees that each of the Loan Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

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SECTION SEVEN.  Costs, Expenses and Taxes.  The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 5 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION EIGHT.  Execution in Counterparts.  This Amendment No. 4 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment No. 5 by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment No. 5.

SECTION NINE.  Governing Law.  THIS AMENDMENT NO. 5 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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SELECT MEDICAL CORPORATION,
as the Borrower

By:	/s/ Joel T. Veit
	Name:	Joel T. Veit
	Title:	Senior Vice President and Treasurer

SELECT MEDICAL HOLDINGS CORPORATION

By:	/s/ Joel T. Veit
	Name:	Joel T. Veit
	Title:	Senior Vice President and Treasurer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ Joel T. Veit
	Name:	Joel T. Veit
	Title:	Vice President

S-1

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

S-2

SCHEDULE I
TO AMENDMENT NO. 5

SUBSIDIARY LOAN PARTIES

Group 1

1.	Advantage Rehabilitation Clinics, Inc.
2.	American Transitional Hospitals, Inc.
3.	Baseline Rehabilitation, Inc.
4.	C.E.R. - West, Inc.
5.	Community Rehab Centers of Massachusetts, Inc.
6.	Crowley Physical Therapy Clinic, Inc.
7.	Dade Prosthetics & Orthotics, Inc.
8.	Douglas Avery & Associates, Ltd.
9.	Eagle Rehab Corporation
10.	Fine, Bryant & Wah, Inc.
11.	Georgia Physical Therapy, Inc.
12.	Gulf Breeze Physical Therapy, Inc.
13.	Hospital Holdings Corporation
14.	Indianapolis Physical Therapy and Sports Medicine, Inc.
15.	Intensiva Healthcare Corporation
16.	Intensiva Hospital of Greater St. Louis, Inc.
17.	Johnson Physical Therapy, Inc.
18.	Joyner Sportsmedicine Institute, Inc.
19.	Kentucky Rehabilitation Services, Inc.
20.	Kessler Institute for Rehabilitation, Inc.
21.	Kessler Orthotic & Prosthetic Services, Inc.
22.	Kessler Rehab Centers, Inc.
23.	Kessler Rehabilitation Corporation
24.	Kessler Rehabilitation Services, Inc.
25.	Madison Rehabilitation Center, Inc.
26.	Metro Rehabilitation Services, Inc.
27.	Metro Therapy, Inc.
28.	New England Rehabilitation Center of Southern New Hampshire, Inc.
29.	NovaCare Occupational Health Services, Inc.

30.	NovaCare Outpatient Rehabilitation East, Inc.
31.	NovaCare Outpatient Rehabilitation, Inc.
32.	NovaCare Rehabilitation of Ohio, Inc.
33.	NovaCare Rehabilitation, Inc.
34.	Pacific Rehabilitation & Sports Medicine, Inc.
35.	PR Acquisition Corporation
36.	Pro Active Therapy of North Carolina, Inc.
37.	Pro Active Therapy of South Carolina, Inc.
38.	Pro Active Therapy of Virginia, Inc.
39.	Pro Active Therapy, Inc.
40.	Professional Sports Care Management, Inc.
41.	Professional Therapeutic Services, Inc.
42.	Professional Therapy Systems, Inc.
43.	PTSMA, Inc.
44.	RCI (Michigan), Inc.
45.	RCI (WRS), Inc.
46.	Regency Management Company, Inc.
47.	Rehab Provider Network - East I, Inc.
48.	Rehab Provider Network - East II, Inc.
49.	Rehab Provider Network - Indiana, Inc.
50.	Rehab Provider Network - New Jersey, Inc.
51.	Rehab Provider Network - Pennsylvania, Inc.
52.	Rehab Provider Network of Colorado, Inc.
53.	Rehab Provider Network of Florida, Inc.
54.	Rehab Provider Network of New Mexico, Inc.
55.	Rehab Provider Network of North Carolina, Inc.
56.	Rehab Provider Network of South Carolina, Inc.
57.	Rehab Provider Network of Texas, Inc.
58.	Rehab Provider Network of Virginia, Inc.
59.	Rehab Provider Network-Michigan, Inc.
60.	Rehab Provider Network-Ohio, Inc.
61.	RehabClinics (GALAXY), Inc.
62.	RehabClinics (PTA), Inc.
63.	RehabClinics (SPT), Inc.
64.	RehabClinics, Inc.

65.	Rehabilitation Center of Washington, D.C., Inc.
66.	RPN of NC, Inc.
67.	S.T.A.R.T., Inc.
68.	Select Employment Services, Inc.
69.	Select Hospital Investors, Inc.
70.	Select Medical of Kentucky, Inc.
71.	Select Medical of Maryland, Inc.
72.	Select Medical of New York, Inc.
73.	Select Medical Rehabilitation Clinics, Inc.
74.	Select Medical Rehabilitation Services, Inc.
75.	Select NovaCare - KOP, Inc.
76.	Select NovaCare - PBG, Inc.
77.	Select NovaCare - PIT, Inc.
78.	Select Physical Therapy Holdings, Inc.
79.	Select Physical Therapy Network Services, Inc.
80.	Select Physical Therapy of Chicago, Inc.
81.	Select Physical Therapy Orthopedic Services, Inc.
82.	Select Provider Networks, Inc.
83.	Select Rehabilitation Hospital - Hershey, Inc.
84.	Select Specialty Hospital - Ann Arbor, Inc.
85.	Select Specialty Hospital - Arizona, Inc.
86.	Select Specialty Hospital - Augusta, Inc.
87.	Select Specialty Hospital - Beech Grove, Inc.
88.	Select Specialty Hospital - Charleston, Inc.
89.	Select Specialty Hospital - Cincinnati, Inc.
90.	Select Specialty Hospital - Colorado Springs, Inc.
91.	Select Specialty Hospital - Columbus, Inc.
92.	Select Specialty Hospital - Conroe, Inc.
93.	Select Specialty Hospital - Dallas, Inc.
94.	Select Specialty Hospital - Danville, Inc.
95.	Select Specialty Hospital - Denver, Inc.
96.	Select Specialty Hospital - Durham, Inc.
97.	Select Specialty Hospital - Erie, Inc.
98.	Select Specialty Hospital - Evansville, Inc.
99.	Select Specialty Hospital - Flint, Inc.

100.	Select Specialty Hospital - Fort Smith, Inc.
101.	Select Specialty Hospital - Fort Wayne, Inc.
102.	Select Specialty Hospital - Gainesville, Inc.
103.	Select Specialty Hospital - Greensboro, Inc.
104.	Select Specialty Hospital - Grosse Pointe, Inc.
105.	Select Specialty Hospital - Jackson, Inc.
106.	Select Specialty Hospital - Johnstown, Inc.
107.	Select Specialty Hospital - Kalamazoo, Inc.
108.	Select Specialty Hospital - Kansas City, Inc.
109.	Select Specialty Hospital - Knoxville, Inc.
110.	Select Specialty Hospital - Laurel Highlands, Inc.
111.	Select Specialty Hospital - Lexington, Inc.
112.	Select Specialty Hospital - Little Rock, Inc.
113.	Select Specialty Hospital - Longview, Inc.
114.	Select Specialty Hospital - Macomb County, Inc.
115.	Select Specialty Hospital - Madison, Inc.
116.	Select Specialty Hospital - McKeesport, Inc.
117.	Select Specialty Hospital - Memphis, Inc.
118.	Select Specialty Hospital - Midland, Inc.
119.	Select Specialty Hospital - Milwaukee, Inc.
120.	Select Specialty Hospital - Nashville, Inc.
121.	Select Specialty Hospital - North Knoxville, Inc.
122.	Select Specialty Hospital - Northeast New Jersey, Inc.
123.	Select Specialty Hospital - Northeast Ohio, Inc.
124.	Select Specialty Hospital - Northwest Detroit, Inc.
125.	Select Specialty Hospital - Oklahoma City, Inc.
126.	Select Specialty Hospital - Omaha, Inc.
127.	Select Specialty Hospital - Orlando, Inc.
128.	Select Specialty Hospital - Palm Beach, Inc.
129.	Select Specialty Hospital - Panama City, Inc.
130.	Select Specialty Hospital - Pensacola, Inc.
131.	Select Specialty Hospital - Phoenix, Inc.
132.	Select Specialty Hospital - Pittsburgh/UPMC, Inc.
133.	Select Specialty Hospital - Pontiac, Inc.
134.	Select Specialty Hospital - Quad Cities, Inc.

135.	Select Specialty Hospital - Saginaw, Inc.
136.	Select Specialty Hospital - San Antonio, Inc.
137.	Select Specialty Hospital - Savannah, Inc.
138.	Select Specialty Hospital - Sioux Falls, Inc.
139.	Select Specialty Hospital - South Dallas, Inc.
140.	Select Specialty Hospital - Springfield, Inc.
141.	Select Specialty Hospital - Tallahassee, Inc.
142.	Select Specialty Hospital - Topeka, Inc.
143.	Select Specialty Hospital - TriCities, Inc.
144.	Select Specialty Hospital - Tulsa, Inc.
145.	Select Specialty Hospital - Western Michigan, Inc.
146.	Select Specialty Hospital - Western Missouri, Inc.
147.	Select Specialty Hospital - Wichita, Inc.
148.	Select Specialty Hospital - Wilmington, Inc.
149.	Select Specialty Hospital - Winston-Salem, Inc.
150.	Select Specialty Hospital - Youngstown, Inc.
151.	Select Specialty Hospital - Zanesville, Inc.
152.	Select Specialty Hospitals, Inc.
153.	Select Subsidiaries, Inc.
154.	Select Synergos, Inc.
155.	Select Transport, Inc.
156.	Select Unit Management, Inc.
157.	SemperCare, Inc.
158.	Sports & Orthopedic Rehabilitation Services, Inc.
159.	The Rehab Group, Inc.
160.	Theraworks, Inc.
161.	Victoria Healthcare, Inc.
162.	OHRH ES, Inc.
163.	GRSH ES, Inc.
164.	Select Specialty Hospital — Daytona Beach, Inc.
165.	Select Specialty Hospital — Melbourne, Inc.
166.	GH General — San Antonio, LLC
167.	GR General — Scottsdale, LLC

Group 2

168.	SelectMark, Inc.
169.	SLMC Finance Corporation

Group 3

170.	Select Physical Therapy of Albuquerque, Ltd.
171.	Select Physical Therapy of Birmingham, Ltd.
172.	Select Physical Therapy of Blue Springs Limited Partnership
173.	Select Physical Therapy of Cave Springs Limited Partnership
174.	Select Physical Therapy of Colorado Springs Limited Partnership
175.	Select Physical Therapy of Connecticut Limited Partnership
176.	Select Physical Therapy of Denver, Ltd.
177.	Select Physical Therapy of Green Bay Limited Partnership
178.	Select Physical Therapy of Illinois Limited Partnership
179.	Select Physical Therapy of Kendall, Ltd.
180.	Select Physical Therapy of Knoxville Limited Partnership
181.	Select Physical Therapy of Lorain Limited Partnership
182.	Select Physical Therapy of Louisville, Ltd.
183.	Select Physical Therapy of Portola Valley Limited Partnership
184.	Select Physical Therapy of Scottsdale Limited Partnership
185.	Select Physical Therapy of St. Louis Limited Partnership
186.	Select Physical Therapy of West Denver Limited Partnership
187.	Select Physical Therapy Texas Limited Partnership

Group 4

188.	Select Physical Therapy of Ohio Limited Partnership
189.	Select Physical Therapy Limited Partnership for Better Living

Group 5

190.	Regency Hospital of Odessa, LLLP

Group 6

191.	Regency Hospital Company of Macon, L.L.C.
192.	Regency Hospital Company of Meridian, L.L.C.
193.	Regency Hospital Company of South Atlanta, L.L.C.
194.	Regency Hospital Company of South Carolina, L.L.C.

195.	Regency Hospital of Cincinnati, LLC
196.	Regency Hospital of Columbus, LLC
197.	Regency Hospital of Covington, LLC
198.	Regency Hospital of Greenville, LLC
199.	Regency Hospital of Jackson, LLC
200.	Regency Hospital of Minneapolis, LLC
201.	Regency Hospital of North Central Ohio, LLC
202.	Regency Hospital of North Dallas Holdings, LLC
203.	Regency Hospital of Northwest Arkansas, LLC
204.	Regency Hospital of Northwest Indiana, LLC
205.	Regency Hospital of Southern Mississippi, LLC
206.	Regency Hospital of Toledo, LLC
207.	Regency Hospital of Odessa Limited Partner, LLC
208.	Regency Hospital of Fort Worth Holdings, LLC

Group 7

209.	Kessler Professional Services, LLC
210.	Argosy Health, LLC
211.	Select Medical Property Ventures, LLC
212.	Select Specialty Hospital — Northern Kentucky, LLC
213.	Select Specialty Hospital — Tulsa/Midtown, LLC
214.	West Gables Rehabilitation Hospital, LLC
215.	GP Therapy, L.L.C.
216.	The Rehab Group — Murfreesboro, LLC
217.	Regency Hospital Company, L.L.C.
218.	Regency Hospitals, LLC

EXHIBIT A

[See attached]